2 IMPORTANT: You must read the following information before continuing to the rest of the presentation, which is being provided to you for informational purposes only. This presentation contains forward-looking statements. These forward-looking statements include projections, estimates and assumptions about various matters including future financial and operational performance, including revenue, pre-tax income, P/E multiples, originations, pre-tax margins, earnings, debt capitalization and liquidity, our addressable markets and our position in them; the impact of the consumer financing agreement with LFL Group on us, including product expansion and cross-selling opportunities; and proceeds to us from the Katapult transaction and underlying assumptions. In addition, words such as “guidance,” “estimate,” “anticipate,” “believe,” “forecast,” “step,” “plan,” “predict,” “focused,” “project,” “is likely,” “expect,” “intend,” “should,” “will,” “confident,” variations of such words and similar expressions are intended to identify forward-looking statements. Our ability to achieve these forward-looking statements is based on certain assumptions, judgments and other factors, both within and outside of our control, that could cause actual results to differ materially from those in the forward-looking statements, the success of the parties under the LFL consumer financing agreement and the level of customers’ use of the POS product; the effects of competition on the company’s business; our ability to attract and retain customers; market, financial, political and legal conditions; the future impact of COVID-19 pandemic on the company’s business and the global economy; our dependence on third-party lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; errors in our internal forecasts; our level of indebtedness; our ability to integrate acquired businesses; actions of regulators and the negative impact of those actions on our business; our ability to protect our proprietary technology and analytics and keep up with that of our competitors; disruption of our information technology systems that adversely affect our business operations; ineffective pricing of the credit risk of our prospective or existing customers; inaccurate information supplied by customers or third parties that could lead to errors in judging customers’ qualifications to receive loans; improper disclosure of customer personal data; failure of third parties who provide products, services or support to us; any failure of third-party lenders upon whom we rely to conduct business in certain states; disruption to our relationships with banks and other third-party electronic payment solutions providers as well as other factors discussed in our filings with the Securities and Exchange Commission. These projections, estimates and assumptions may prove to be inaccurate in the future. These forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. There may be additional risks that we presently do not know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward- looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual future results. We undertake no obligation to update, amend or clarify any forward-looking statement for any reason. NOTE: On March 10, 2021, CURO completed its previously announced acquisition of Flexiti. Throughout this presentation, we refer to addressable markets, customers we serve and growth opportunities after close of this transaction. In addition to the financial information prepared in conformity with U.S. GAAP, we provide in this presentation certain “non-GAAP financial measures,” including: Adjusted Net Income (Net Income from continuing operations minus certain non-cash and other adjusting items); Adjusted Earnings Per Share (Adjusted net income divided by diluted weighted average shares outstanding); Adjusted EBITDA (EBITDA plus or minus certain non-cash and other adjusting items); Gross Combined Loans Receivable (includes loans originated by third-party lenders through CSO programs which are not included in our consolidated financial statements); Adjusted Return on Average Assets; and Cash Earnings (Pretax Income plus or minus Non-Cash Accounting Impacts and Cash-Basis Impacts). Such measures are intended as a supplemental measure of the Company’s performance that are not required by, or presented in accordance with, GAAP. The Company presents Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable, Adjusted Return on Average Assets and Cash Earnings because it believes that, when viewed with the Company’s GAAP results and the accompanying reconciliation, such measures provide useful information for comparing the Company’s performance over various reporting periods as they remove from the Company’s operating results the impact of items that the Company believes do not reflect its core operating performance. Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable, Adjusted Return on Average Assets and Cash Earnings are not substitutes for net earnings, pretax earnings, cash flows provided by operating activities or any other measure prescribed by GAAP. There are limitations to using non-GAAP measures such as Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets. Although the Company believes that Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable, Adjusted Return on Average Assets and Cash Earnings can make an evaluation of its operating performance more consistent because they remove items that do not reflect its core operations, other companies in the Company’s industry may define Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable, Adjusted Return on Average Assets and Cash Earnings differently than the Company does. As a result, it may be difficult to use Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable, Adjusted Return on Average Assets and Cash Earnings to compare the performance of those companies to the Company’s performance. Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable, Adjusted Return on Average Assets and Cash Earnings should not be considered as measures of the income generated by the Company’s business or discretionary cash available to it to invest in the growth of its business. The Company’s management compensates for these limitations by reference to its GAAP results and using Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable, Adjusted Return on Average Assets and Cash Earnings as supplemental measures. Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included on slides 36-40. All product names, logos, brands, trademarks and registered trademarks are property of their respective owners.

CURO at a Glance

Founded in 1997, CURO is a tech-enabled, omni-channel consumer finance company serving a full spectrum of non-prime and prime consumers in the U.S. and Canada

STRONG & EXPANDING PORTFOLIO OF BRANDS

SPEEDY CASH, RAPID CASH, CASH MONEY, AVIOCREDIT, opt+, LENDDIRECT, revolve FINANCE, FLEXITI, Katapult

BUSINESS OVERVIEW

Canada Direct Lending Business

Cash Money and **LendDirect** focus on non-prime open-end loans and payment protection insurance since 2018 in 201 stores in 7 provinces and online in 5 provinces

Canada Point-of-Sale Lending Business

Acquired **Flexiti**, an emerging growth Canadian point-of-sale ("POS") / buy-now-pay-later ("BNPL") provider, allowing us to access the full spectrum of Canadian consumers

U.S. Lending Business

Online in 26 states; 160 stores in 13 states(1)

Market leader in revenue in fragmented non-prime market with diverse product set

(1) All counts reflect the stores closed in Q2 and Q3 2021 as part of the U.S. store rationalization

Card Products

Revolve mobile app-enabled virtual checking account with FDIC-insured deposits allows customers to build banking history; **Opt+** reloadable debit card

Nearly 415,000 active accounts card programs as of June 2021 with over $6.5 million of TTM revenue

Investment in Katapult

Katapult, an e-commerce focused financial technology company, closed its business combination with FinServ Acquisition Corp., a SPAC, on June 9, 2021. CURO received cash of $146.9 million and Katapult stock (NASDAQ: KPLT) with a value of $192.0 million as of July 27, 2021. CURO's fully-diluted ownership of Katapult, assuming full payout of earn-out shares, is 20.7%.

3

Financial Performance Recap

Loan Growth Driven by Canadian Direct Lending and Flexiti Acquisition

LOAN BALANCES[1] ($Millions)



Canada POS Lending
Canada Direct Lending
U.S.
$615
$383
$232
$677
$408
$269
$731
$444
$287
$743
$440
$302
$620
$344
$276
$492
$235
$257
$537
$245
$292
$598
$268
$330
$763
$218
$344
$201
$806
$224
$361
$221
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21

CASH BALANCES ($Millions)



$83
$92
$62
$75
$139
$269
$205
$213
$135
$276
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21

[1] Includes Company-Owned Loans and Loans Guaranteed by the Company under CSO programs.
[2] Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within pages 7 and 8 of Exhibit 99.1 to Form 8-K filed on July 28, 2021 and within the Supplemental Tables to the CURO Q2 2021 Conference Call at https://ir.curo.com/events-and-presentations

CURO

Strong Credit Performance and Canadian Direct Lending Profitability Drives Solid Q2 Earnings

REVENUE ($Millions)



$300
$200
$100
$0
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
Revenue
Net revenue

ADJUSTED EBITDA[2] ($Millions)



Adjusted EBITDA
Adjusted EBITDA (%)
$73
$54
$67
$68
$66
$51
$36
$34
$64
$50
35%
30%
25%
20%
15%
10%
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21

ADJUSTED EPS[2]



$0.80
$0.52
$0.71
$0.80
$0.77
$0.53
$0.27
$0.20
$0.69
$0.40
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21

4

5 (indexed to week of 3/7) (indexed to week of 3/7) (indexed to week of 3/7) ($Millions) (by week) Dec-18 Jun-19 Dec-19 Jun-20 Dec-20 Jun-21 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 0% 100% Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 2020-2021 0% 100% Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 2020-2021 30% 70% 110% Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 2020-2021 10% 40% 70% JAN-20 MAR-20 MAY-20 JUL-20 SEP-20 NOV-20 JAN-21 APR-21 JUN-21 Internet Store 0% 2% 4% 6% 8% 10% 12% Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 61+ DPD 31-60 DPD 1-30 DPD

6 (indexed to week of 3/7) (indexed to week of 3/7) (indexed to week of 3/7) ($Millions) (by week) 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 10% 9% 10% 11% 11% 11% 8% 10% 11% 9% 11% Dec-18 Jun-19 Dec-19 Jun-20 Dec-20 Jun-21 0% 100% 200% 300% Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 2020-2021 30% 60% 90% 120% Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 2020-2021 0% 100% 200% Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 2020-2021 20% 40% 60% 80% JAN-20 MAR-20 MAY-20 JUL-20 SEP-20 NOV-20 JAN-21 APR-21 JUN-21 Internet Store 0% 5% 10% 15% 20% 25% 30% Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Jun-21 61+ DPD 31-60 DPD 1-30 DPD

7 Low income consumers have demonstrated the greatest percentage increase in spending since pandemic lows Family cash balances increased temporarily by roughly 70% in April 2020 and January 2021, after the arrival of stimulus payments, but fell continuously after those payments.1 Third round of stimulus began on March 12, 2021 Households with lower starting liquid balances—lower-income and younger account holders—experienced the largest balance increases on a percent basis, but lost those initial balance gains the fastest1 -15% -10% -5% 0% 5% 10% 15% 20% 25% 30% 35% Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Earnings Current transfer receipts Personal income ( Indexed to Jan. 2020) – Stimulus impact is waning -40% -20% 0% 20% 40% Jan-20 Mar-20 May-20 Jul-20 Sep-20 Nov-20 Jan-21 Mar-21 May-21 Low Income Middle Income High Income

8 0% 10% 20% 30% 40% 50% 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 Revolving LOC Installment - Company Owned Installment - CSO 0% 2% 4% 6% 8% 10% 12% 14% 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 Revolving LOC Installment - Company Owned $13 $15 $17 $23 $19 $12 $12 $12 $5 $7 $45 $49 $49 $52 $40 $18 $16 $25 $11 $14 $27 $28 $37 $35 $27 $11 $15 $23 $10 $13 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 Revolving LOC Installment - Company Owned Installment - CSO $13 $14 $15 $14 $22 $9 $10 $9 $8 $7 $5 $5 $6 $4 $6 $0 $1 $2 $1 $1 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 Revolving LOC Installment - Company Owned

9 (by week) 20% 40% 60% 80% Jan-20 Mar-20 May-20 Jul-20 Sep-20 Nov-20 Jan-21 Apr-21 Jun-21 Internet Store 9 On July 13, 2021, CURO announced the closure of 49 under-performing U.S. stores in response to evolving customer channel preferences that were accelerated by the impacts of COVID-19. ~25% of U.S. stores but only 8% of U.S. store revenue in 2020. Consolidation reduces annual operating costs by approximately $20 million. Omni-channel platform allows customers to transition seamlessly online, to an adjacent store or to contact centers, helping maximize the likelihood of retaining customers from the impacted stores. 214 213 214 210 209 190 160 1,742 1,745 1,659 1,485 1,447 1,331 1,200 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2017 2018 2019 2020 1Q21 2Q21 3Q21E 0 50 100 150 200 250 U .S . S to re E m p lo ye es U .S . S to re s Store Count Employee Count

10 Through July 24, 2021, we have provided substantial financial support to our customers in the form of Payment Waivers, Due Date Changes and Payment Plans on over 88,000 loans or 19% of our active loans Cashed stimulus checks worth $112 million free of charge, saving customers approximately $2.1 million Over $6.6 million of payments waived on 31,000 accounts 29,000 Due Date changes and over 11,000 payment plans Committed $700,000 to Frontline Foods to help feed healthcare workers Waived 422,000 Returned Item fees, saving customers over $10.2 million

11 (CAD, $Millions) $0 $100 $200 $300 2018 2019 2020 2021E 2022E 2023E Revenue Pre-tax Income 2021E 2022E (GSY Share Price = $170.69 (CAD 7/27/21) EPS1 $9.94 EPS1 $12.03 Stable, federally-defined regulatory market for multi-payment loans = higher multiples than U.S. peers Only two competitors at comparable scale Best direct comparable company is goeasy Ltd (TSX:GSY) CURO’s Revolving LOC loans reach both sub- prime and near-prime customers

CURO

Execute on New Growth Opportunities

FLEXITI

One of Canada's fastest-growing BNPL companies, acquired on March 10, 2021

Combines two complementary businesses to serve prime and non-prime consumers directly or at POS

Revolving credit line for in-network at ~6,000 locations, with significant acceleration in e-commerce activity

Signed LFL Group to a 10-year exclusive POS consumer financing agreement on May 26, 2021, estimated to generate more than C$800 in annual financed sales

Non-prime product expansion, including LPP insurance

Opportunity to cross-sell CURO loan products to Flexiti applicants/customers

Katapult

Virtual lease-to-own platform for online, brick and mortar and omni-channel retailers

Significantly increases retailer sales by providing payment options for nonprime customers

Marquee brands and partners, such as Wayfair, Lenovo and Affirm

Capitalizing on shift to work- and shop-from-home

Katapult closed its business combination with FinServ Acquisition Corp., a SPAC, on June 9, 2021. CURO received cash of $146.9 million and maintained an ownership stake of 20.7% on a fully diluted basis, assuming full payout of earn-out shares, of the new public company (NASDAQ: KPLT). CURO's CEO Don Gayhardt and lead independent director Chris Masto are members of Katapult's board of directors.



12

13 Deferred Payments Payments are deferred until end of promo period 0% interest1, 3-24 months Monthly Installments Split purchase into equal monthly payments 0% interest1, 3-72 months Revolving Credit Purchase Like a regular credit card Up to 30 days interest free Founded in 2013 by Peter Kalen, Flexiti is one of Canada's fastest-growing point-of-sale fintech lenders, offering customers 0% interest1 financing at retailers that sell big- ticket goods like furniture, appliances, jewelry and electronics.

14 credit card accounts nationwide C$4.6 Billion / $6,000 available credit / avg. credit line avg. transaction size 738 / C$103K avg. origination risk score / HH income loan balances financing to consumers1 to approval2 paperless and digital in-store & online

15 QTD Q2 2021 originations growth YOY 2.6X expected origination growth in 2021 of volume currently comes from repeat purchases Cross-shop at non-originating merchant Flexiti.com Flexiti’s 3rd largest application channel 2016A 2017A 2018A 2019A 2020A 2021E

2020A 2021E 2022E 2023E 16 An expected C$800 Million in forecasted annual LFL Group originations Originations forecasted to grow from C$292 Million in 2020 to C$1.86 Billion in 2023 Revenue forecasted to grow from C$50 Million in 2021 to C$315 Million in 2023 Origination ramp expected to dilute near-term earnings due to non- cash loan loss provision but results in a 2023E pre-tax margin of ~22% $50 $170 $315 2021E 2022E 2023E 2021E 2022E 2023E Pre-tax income

17 Expected to become Canada’s largest POS lender1 Top 3 non-bank consumer direct lender Revenue forecasted to grow from C$342 Million in 2021 to C$643 Million in 2023 Pre-tax income forecasted to grow from C$47 Million in 2021 to C$179 Million in 2023 2021E 2022E 2023E Canada Direct Lending Canada POS Lending 2021E 2022E 2023E Canada POS Lending Canada Direct Lending 2

18 KEY PERFORMANCE METRICS ($Millions) 3 months ended 3/31/21 3/31/20 Revenue $80.6 $42.9 Gross Profit $27.8 $15.6 Operating Expenses $13.3 $8.8 Interest & Debt Extinguishment $4.1 $3.0 Net (Loss) Income $8.1 $3.7 Originations $63.7 $37.2 Q2 2021 TRANSACTION SUMMARY Cash to CURO at closing $146.9 million CURO Retained Katapult Ownership Percentage1 20.7% Current Market Value of Retained Ownership2 $192.0 million

19 2021 2022 2023 2024 2025 2026 2027 2028 Interest Rate Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 7.50% Senior Notes 7.50%1 U.S. SPV 1-Mo CDOR + 6.25%2 Flexiti Warehouse Facility 3-Mo CDOR + 4.40% Canada SPV 3-Mo CDOR + 6.75% U.S. Revolver 1-Mo LIBOR + 5.00% Canada Revolver Canada Prime Rate +1.95% ($Millions) 2018 2019 2020 Mar-21 Jun-21 Unrestricted Cash $61.2 $75.2 $213.3 $135.4 $291.1 LTM Adj. ROAA4 10.9% 13.2% 6.6% 5.8% 4.8% Debt/LTM Adj. EBITDA5 3.7x 3.0x 4.4x 5.4x 5.8x Net Debt/LTM Adj. EBITDA5 3.2x 2.6x 3.6x 3.7x 4.0x Dec-16 Dec-17 Dec-18 Dec-19 Jun-20 Dec-20 Mar-21 Jun-21 Senior Notes U.S. SPV Commitment Flexiti Warehouse Facility Commitment Canada SPV Commitment U.S. Revolver Capacity

20

21 ($Millions) Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Net Income from continuing operations $28.7 $17.7 $28.0 $29.6 $36.0 $21.1 $12.9 $4.5 $25.7 $104.5 Provision for Income Taxes 10.0 7.5 11.2 9.8 1.9 1.1 (0.8) 3.7 8.4 34.2 Interest Expense 17.7 17.0 17.4 17.7 17.3 18.3 18.4 18.7 19.5 23.5 Depreciation and Amortization 4.9 4.7 4.6 4.5 4.6 4.4 4.4 4.2 5.0 7.4 EBITDA $61.3 $46.8 $61.2 $61.5 $59.8 $44.9 $34.8 $31.1 $58.7 $169.5 U.K. Related Costs1 7.8 0.7 0.3 - - - - - - - Loss (income) from equity method investment2 - 3.7 1.4 1.2 1.6 (0.7) (3.5) (1.9) (0.5) (1.7) Gain from equity method investment3 - - - - - - - - - (135.4) Share-based compensation4 2.2 2.6 2.8 2.7 3.2 3.3 3.4 3.0 2.7 3.5 Restructuring costs5 - - - - - - - - - 5.8 Legal and other costs6 1.8 - 0.9 2.2 0.9 0.9 1.4 2.2 - - Acquisition-related adjustments7 - - - - - - - - - 5.5 Canada GST adjustment8 - - - - - 2.2 - - - - Transaction costs9 - - - - 0.2 - - - 3.2 3.2 Other Adjustments10 (0.2) (0.2) 0.5 (0.1) - 0.6 0.0 (0.0) (0.2) (0.1) Adjusted EBITDA $72.9 $53.7 $67.1 $67.5 $65.8 $51.1 $36.1 $34.3 $63.8 $50.3 Adjusted EBITDA Margin 26.2% 20.3% 22.6% 22.3% 23.4% 28.0% 19.8% 17.0% 32.4% 26.8%

Historical Consolidated Adjusted Net Income Reconciliation

($Millions)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021
Net Income from continuing operations	**$28.7**	**$17.7**	**$28.0**	**$29.6**	**$36.0**	**$21.1**	**$12.9**	**$4.5**	**$25.7**	**$104.5**
Legal and other costs[1]	1.8	-	0.9	2.2	0.9	0.9	1.4	2.2	-	-
U.K. Related Costs[2]	7.8	0.7	0.3	-	-	-	-	-	-	-
Loss (income) from equity method investment[3]	-	3.7	1.4	1.2	1.6	(0.7)	(3.5)	(1.9)	(0.5)	(1.7)
Gain from equity method investment[4]	-	-	-	-	-	-	-	-	-	(135.4)
Share-based compensation[5]	2.2	2.6	2.8	2.7	3.2	3.3	3.4	3.0	2.7	3.5
Restructuring costs[6]	-	-	-	-	-	-	-	-	-	5.8
Acquisition-related adjustments[7]	-	-	-	-	-	-	-	-	-	5.5
Intangible asset amortization[8]	0.8	0.8	0.7	0.6	0.7	0.8	0.8	0.7	0.8	1.9
Canada GST adjustment[9]	-	-	-	-	-	2.2	-	-	-	-
Transaction costs[10]	-	-	-	-	0.2	-	-	-	3.2	3.2
Income tax valuations[11]	-	-	-	-	-	(3.5)	-	-	-	-
Impact of tax law changes[12]	-	-	-	-	(9.1)	-	(2.1)	-	-	-
Cumulative tax effect of adjustments[13]	(3.3)	(1.1)	(1.2)	(1.4)	(1.3)	(1.9)	(1.4)	0.1	(1.7)	30.2
Adjusted net income from continuing operations	**$38.0**	**$24.4**	**$32.9**	**$34.8**	**$32.2**	**$22.2**	**$11.3**	**$8.6**	**$30.1**	**$17.4**
Net income from continuing operations	**$28.7**	**$17.7**	**$28.0**	**$29.6**	**$36.0**	**$21.1**	**$12.9**	**$4.5**	**$25.7**	**$104.5**
Diluted Weighted Average Shares Outstanding	47.3	47.1	46.0	43.2	41.9	41.5	41.8	42.6	43.6	43.7
Diluted Earnings per Share from Continuing Operations	$0.61	$0.38	$0.61	$0.68	$0.86	$0.51	$0.31	$0.11	$0.59	$2.39
Per share impact of adjustments to net income	$0.19	$0.14	$0.10	$0.12	($0.09)	$0.02	($0.04)	$0.09	$0.10	($1.99)
Adjusted Diluted Earnings per Share from Continuing Operations	**$0.80**	**$0.52**	**$0.71**	**$0.80**	**$0.77**	**$0.53**	**$0.27**	**$0.20**	**$0.69**	**$0.40**

[1] Legal and other costs for the year ended December 31, 2020 included (i) costs for certain litigation and related matters of $2.4 million, (ii) legal and advisory costs related to the Katapult and Flexiti transactions of $2.7 million, and (iii) severance costs for certain corporate employees of $0.5 million. Legal and other costs for the year ended December 31, 2019 include (i) $1.8 million due to eliminating 121 positions in North America in the first quarter, (ii) costs related to certain securities litigation and related matters of $2.5 million, and (iii) legal and advisory costs of $0.3 million related to the repurchase of shares from FFL.

[2] U.K. related costs of $8.8 million for the year ended December 31, 2019 relate to placing the U.K. subsidiaries into administration on February 25, 2019, which included $7.6 million to obtain consent from the holders of the 8.25% Senior Secured Notes to deconsolidate the U.K. Segment and $1.2 million for other costs.

[3] The amounts reported includes our share of estimated U.S. GAAP net (income) loss of Katapult.

[4] During the three months ended June 30, 2021, we recorded an additional gain on our investment in Katapult of $135.4 million. The gain represents cash we received, net of the basis of our investment in Katapult, upon the completion of the business combination between Katapult and FinServ.

[5] The estimated fair value of share-based awards is recognized as non-cash compensation expense on a straight-line basis over the vesting period.

[6] Restructuring costs for the three months ended June 30, 2021 resulted from U.S. store closures and consisted of (i) severance costs for store employees, (ii) lease termination costs, and (iii) accelerated depreciation, partially offset by the net write-off of ROU assets and lease liabilities.

[7] Acquisition-related adjustments for the three months ended June 30, 2021 relate to the acquired Flexiti loan portfolio as of March 10, 2021.

[8] The amortization expense on intangible assets, which were included for all periods prior to June 30, 2021, is recognized on a straight-line basis over the life of the intangible asset. Intangible asset amortization for June 30, 2021 is in connection with the Flexiti acquisition.

[9] The Company received a Notice of Adjustment from Canadian tax authority auditors in the second quarter 2020 related to the treatment of certain expenses in prior years for purposes of calculating the GST due.

[10] Transaction costs for the six months ended June 30, 2021 relate to the Katapult and FinServ business combination and the acquisition of Flexiti. Transaction costs for the three months ended March 31, 2020 relate to the acquisition of Ad Astra.

[11] In the second quarter of 2020, a Texas court ruling related to the apportionment of income to the state for another company resulted in a change in estimate regarding the realization of a tax benefit previously taken. Accordingly, we recorded a $1.1 million liability for our estimated exposure related to this position. Also in the second quarter of 2020, we released a $4.6 million valuation allowance related to NOLs for certain entities in Canada.

[12] On March 27, 2020, the Coronavirus Aid, Relief and Economic Security Act ("CARES Act") was enacted by the U.S. Federal government in response to the COVID-19 pandemic. The CARES Act, among other things, allows NOLs incurred in 2018, 2019 and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. For the nine months ended September 30, 2020, we recorded an income tax benefit of $11.3 million related to the carryback of NOL from tax years 2018 and 2019.

[13] Cumulative tax effect of adjustments included in Reconciliation of Net income from continuing operations to EBITDA and Adjusted EBITDA table is calculated using the estimated incremental tax rate by country.

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23 ($Millions) Dec. 31, 2016 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 Mar. 31, 2021 June 30, 2021 Company-owned gross loans receivable $273.2 $413.2 $571.6 $665.8 $553.7 $731.0 $769.3 Gross loans receivable guaranteed by the Company 68.0 78.8 80.44 76.7 44.1 32.4 $37.1 Gross combined loans receivable $341.2 $492.0 $652.0 $742.5 $597.8 $763.4 $806.4 Total assets $727.4 $802.1 $884.8 $1,081.9 $1,183.0 $1,407.6 $1,544.6 Average assets 661.7 764.8 843.4 983.3 1,132.4 1,295.3 $1,476.1 LTM Adjusted Net Income from Continuing Operations 75.6 86.8 92.3 130.1 74.3 72.2 67.4 LTM Adjusted ROAA 11.4% 11.3% 10.9% 13.2% 6.6% 5.6% 4.6%